SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 5, 2003 (June 4, 2003)

Aegis Communications Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-14315	75-2050538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7880 Bent Branch Drive, Suite 150, Irving, Texas 75063
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 830-1800

Item 5.                                                           Other Events.

On June 4, 2003, the Registrant announced that Michael J. Graham, Executive Vice President – Corporate Development and Chief Financial Officer, intends to resign from the Registrant effective June 13, 2003, to take a senior financial position with a Fortune 100 company in his hometown of Chicago.  The Registrant reported that it will immediately begin a search process that will consider internal and external candidates for the CFO position and that, in the interim period, all inquiries on key financial issues and matters previously handled by Mr. Graham should be directed to Herman Schwarz, the Registrant’s President and Chief Executive Officer.

The Registrant issued a press release announcing this event on June 4, 2003, a copy of which is attached as Exhibit 99.1.

Item 7.                                                           Financial Statements and Exhibits.

(c)                                   Exhibits

99.1                           Press release dated June 4, 2003 announcing resignation of Michael J. Graham as Executive Vice President – Corporate Development and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 5, 2003	AEGIS COMMUNICATIONS GROUP, INC.

	By:	/s/	Herman Schwarz
Herman Schwarz
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated June 4, 2003 announcing resignation of Michael J. Graham as Executive Vice President – Corporate Development and Chief Financial Officer